UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): July 10, 2002

                      AMERICAN WATER WORKS COMPANY, INC.
             ---------------------------------------------------
                (Exact name of registrant as specified in its charter)

      Delaware                   0001-03437                   51-0063696
-------------------          -----------------           --------------------
  (State or other               (Commission                (I.R.S. Employer
  Jurisdiction of               File Number)             Identification No.)
   Incorporation)

1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ                 08043
--------------------------------------------------       --------------------
  (Address of principal executive offices)                     (Zip Code)

              Registrant's telephone number: (856) 346-8200


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ITEM 5.  OTHER EVENTS

     On July 10, 2002, American Water Works Company, Inc. issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in respect of its notification filed regarding the proposed merger of American Water Works Company, Inc. with and into a subsidiary of RWE AG. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a)     Not Applicable.

          (b)     Not Applicable.

          (c)     Exhibits.

          The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       TITLE

99.1 Press Release, dated as of July 10, 2002, of American Water Works Company, Inc.


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        AMERICAN WATER WORKS COMPANY, INC.


                        By:  /s/ W. Timothy Pohl
                        -----------------------------------------------------
                             Name:  W. Timothy Pohl
                             Title: General Counsel and Secretary


Date:  July 15, 2002



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                            EXHIBIT INDEX

Exhibit No.       Description

99.1 Press Release, dated as of July 10, 2002, of American Water Works Company, Inc.